                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT


                            NASL VARIABLE ACCOUNT


                           Supplement to Prospectus
                              dated May 1, 1995


                          NASL VARIABLE LIFE ACCOUNT


                           Supplement to Prospectus
                            dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Saloman Brothers Asset Management Limited ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").
Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series
of the Trust on December 5, 1995.   THE NEW AGREEMENTS ARE SUBSTANTIALLY
IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.







NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196



                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                      SUPPLEMENT DATED SEPTEMBER 13, 1995
                          TO THE CURRENT PROSPECTUS OF
                             NASL VARIABLE ACCOUNT




     The 2.00% premium tax assessed against Pennsylvania residents for non-qualified contracts upon withdrawal benefits, annuitization or payment of death benefits will be waived for non-qualified annuity premiums received on or after September 8, 1995. Premium for non-qualified contracts received for the period October 1, 1992 through September 7, 1995 will continue to have the premium tax assessed upon any withdrawal benefits, annuitization or payment of death benefits.





VV.PROSUPP995
VIS25.PROSUPP995
V7.PROSUPP995
V20/21.PROSUPP995
V22/23.PROSUPP995

               Annuity Service Office         Mailing Address
                116 Huntington Avenue       Post Office Box 818
             Boston, Massachusetts 02116   Boston, Massachusetts
                     (617) 266-6008             02117-0818
                     (800) 344-1029

--------------------------------------------------------------------------------
                             NASL VARIABLE ACCOUNT
--------------------------------------------------------------------------------
                                       OF
                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                 FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                               NON-PARTICIPATING

        This Prospectus describes a flexible purchase payment individual deferred combination fixed and variable annuity contract (the "contract") issued by North American Security Life Insurance Company ("the Company"), a stock life insurance company that is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"). The contract is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment. Prior to October, 1993, the Company issued two classes of variable annuity contracts which are no longer being issued but under which purchase payments may continue to be made ("prior contracts") --"Ven 3" contracts, which were sold during the period from November, 1986 until October, 1993, and "Ven 1" contracts, which were sold during the period from June 1985 until June 1987. This Prospectus principally describes the contract offered by this Prospectus but also describes the Ven 3 and Ven 1 contracts. The principal difference between the contract offered by this Prospectus and the Ven 3 and Ven 1 contracts relate to the investment options available under the contracts, charges made by the Company and death benefit provisions. See "Appendix C - Prior Contracts".

        The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The contract offers seventeen investment options: fourteen variable and three fixed. The variable portion of the contract value and annuity payments, if selected on a variable basis, will vary according to the investment performance of the sub-accounts of NASL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company. Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of fourteen sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having fourteen investment portfolios: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). Fixed contract values may be accumulated under one, three and six year fixed account investment options. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

        Additional information about the variable portion of the contract and Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (617) 266-6008. The table of contents for the Statement of Additional Information is included on page 37 of this Prospectus.

     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1995




V7.PRO595


                      TABLE OF CONTENTS


SPECIAL TERMS ............................................ 3
SUMMARY .................................................. 5
TABLE OF ACCUMULATION UNIT VALUES ........................ 9
GENERAL INFORMATION ABOUT NORTH
AMERICAN SECURITY LIFE INSURANCE
COMPANY, NASL VARIABLE ACCOUNT AND
NASL SERIES TRUST ........................................ 10
   North American Security Life Insurance Company ........ 10
   NASL Variable Account ................................. 11
   NASL Series Trust ..................................... 11
DESCRIPTION OF THE CONTRACT .............................. 13
 ACCUMULATION PROVISIONS ................................. 13
   Purchase Payments ..................................... 13
   Accumulation Units .................................... 14
   Value of Accumulation Units ........................... 14
   Net Investment Factor ................................. 15
   Transfers Among Investment Options .................... 15
   Telephone Transactions ................................ 15
   Special Transfer Services - Dollar Cost Averaging ..... 15
   Asset Rebalancing Program ............................. 16
   Withdrawals ........................................... 16
   Special Withdrawal Services - Systematic
     Withdrawal Plan ..................................... 17
   Loans ................................................. 17
   Death Benefit Before Maturity Date .................... 19
 ANNUITY PROVISIONS ...................................... 19
   General ............................................... 19
   Annuity Options ....................................... 20
   Determination of Amount of the First
     Variable annuity Payment ............................ 20
   Annuity Units and the Determination of
     subsequent Variable Annuity Payments ................ 20
   Transfers After Maturity Date ......................... 21
   Death Benefit on or After Maturity Date ............... 21
 OTHER CONTRACT PROVISIONS ............................... 21
   Ten Day Right to Review ............................... 21
   Ownership ............................................. 21
   Beneficiary ........................................... 22
   Modification .......................................... 22
   Company Approval ...................................... 22
   Fixed Account Investment Options ...................... 22
CHARGES AND DEDUCTIONS ................................... 24
   Withdrawal Charges .................................... 25
   Reduction or Elimination of Withdrawal Charge ......... 26
   Administration Fees ................................... 26
   Reduction or Elimination of Annual Administration Fee.. 26
   Mortality and Expense Risk Charge ..................... 27
   Taxes.................................................. 27
FEDERAL TAX MATTERS ...................................... 27
  INTRODUCTION ........................................... 27
  THE COMPANY'S TAX STATUS ............................... 28
  TAXATION OF ANNUITIES IN GENERAL ....................... 28
    Tax Deferral During Accumulation Period .............. 28
    Taxation of Partial and Full Withdrawals ............. 29
    Taxation of Annuity Payments ......................... 29
    Taxation of Death Benefit Proceeds ................... 30
    Penalty Tax on Premature Distributions ............... 30
    Aggregation of Contracts ............................. 30
  QUALIFIED RETIREMENT PLANS ............................. 30
    Qualified Plan Types ................................. 31
    Direct Rollovers ..................................... 32
  FEDERAL INCOME TAX WITHHOLDING ......................... 32
GENERAL MATTERS .......................................... 32
    Tax Deferral ......................................... 32
    Performance Data ..................................... 32
    Financial Statements ................................. 33
    Asset Allocation and Timing Services ................. 33
    Restrictions Under the Texas Optional
    Retirement Program ................................... 33
    Distribution of Contracts ............................ 33
    Contract Owner Inquiries ............................. 33
    Legal Proceedings .................................... 33
    New Contract ......................................... 33
    Other Information .................................... 33
EXCHANGE OFFER ........................................... 34
ENHANCED DEATH BENEFIT OPTION ............................ 36
STATEMENT OF ADDITIONAL INFORMATION-
  TABLE OF CONTENTS ...................................... 37
APPENDIX A:  EXAMPLES OF CALCULATION OF
  WITHDRAWAL CHARGE ...................................... 38
APPENDIX B:  STATE PREMIUM TAXES ......................... 39
APPENDIX C:  PRIOR CONTRACTS (VEN 3 AND VEN 1) ........... 40

                         SUPPLEMENT DATED JULY 6, 1995
                            REVISED AUGUST 28, 1995
                          TO THE CURRENT PROSPECTUS OF
                             NASL VARIABLE ACCOUNT




FIXED ACCOUNT INVESTMENT OPTION

     Effective June 30, 1995, North American Security Life Insurance Company (the "Company") entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("Peoples") pursuant to which Peoples will reinsure certain amounts with respect to the fixed account portion of the contract described in this Prospectus. Under this Reinsurance Agreement, the Company remains liable for the contractual obligations of the contracts' fixed account and Peoples agrees to reimburse the Company for certain amounts and obligations in connection with the fixed account. Peoples contractual liability runs solely to the Company, and no contract owner shall have any right of action against Peoples. Peoples is a wholly-owned subsidiary of Louisville, Kentucky based Providian Corporation, a diversified financial services corporation. Peoples is rated A+ (Superior) by A.M. Best for operating performance and financial stability and AAA by Standard & Poor's Corporation for claims paying ability.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

     The Company may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If the Company has made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.





V7.SUPP895
V22/23.SUPP895

                                 SPECIAL TERMS

     The following terms as used in this Prospectus have the indicated meanings:

     Accumulation Unit - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

     Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "Annuitant," the second person named shall be referred to as "Co-Annuitant." All provisions based on the date of the death of the "Annuitant" will be based on the date of death of the last to survive of the "Annuitant" or "Co-Annuitant." The "Annuitant" and "Co-Annuitant" will be referred to collectively as "Annuitant." The "Annuitant" is as specified in the application, unless changed.

     Annuity Option - The method selected by the contract owner for annuity payments made by the Company. At the maturity date, the Company will provide a fixed annuity with payments guaranteed for 10 years and for the lifetime of the annuitant, if the annuitant lives more than 10 years. This will be the annuity option under the contract unless changed.

     Annuity Service Office - The service office of the Company is P.O. Box 818, Boston, Massachusetts 02117-0818.

     Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

     Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of the annuitant. The beneficiary is as specified in the application, unless changed. (See also "Successor Owner").

     Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

     Contract Anniversary - The anniversary of the contract date.

     Contract Date - The date of issue of the contract.

     Contract Value - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

     Contract Year - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

     Debt - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

     Due Proof of Death - Due Proof of Death is required upon the death of the Annuitant or the Owner. One of the following must be received at the Annuity Service Office within one year of the date of death:

     (a)  A certified copy of a death certificate;
     (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     (c)  Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Company's Annuity Service Office.

     Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

     General Account - All the assets of the Company other than assets in separate accounts.

     Investment Account - An account established by the Company which represents a contract owner's interest in an investment option prior to the maturity date.

     Investment Account Value - The value of a contract owner's investment in an investment account.

     Investment Options - The investment choices available to contract owners. There are fourteen variable and three fixed investment options under the contract.

     Loan Account - The portion of the general account that is used for collateral when a loan is taken.

     Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three or six year investment options prior to the end of the interest rate guarantee period.

     Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the contract specifications page and is generally the first day of the month following the annuitant's 85th birthday, unless changed. See Appendix C for information on the Maturity Date for certain contracts no longer being issued. (Ven 3 and Ven 1 contracts).

     Net Purchase Payment - The purchase payment less the amount of premium tax, if any.

     Non-Qualified Contracts - Contracts which are not issued under qualified plans.

     Owner or Contract Owner - The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the application, unless changed.

     Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

     Purchase Payment - An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

     Qualified Contracts - Contracts issued under qualified plans.

     Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended.

     Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

     Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

     Successor Owner - The person, persons or entity to become the owner if the owner dies prior to the Maturity Date. The successor owner is as specified in the application, unless changed. If no Successor Owner is designated or the Successor Owner dies before the Owner, the Owner's estate is the Successor Owner. (See also "Beneficiary").

     Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

     Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

     Variable Account - The Variable Account, which is a separate account of the Company.

     Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                    SUMMARY

     The Contract. The contract offered by this Prospectus is a flexible purchase payment individual deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

     Retirement Plans. The contract may be issued pursuant to either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. (See "QUALIFIED RETIREMENT PLANS")

     Purchase Payments. A contract may be issued upon the making of an initial purchase payment of as little as $30. A minimum of $300 must be paid during the first contract year. Purchase payments may be made at any time, except that if a purchase payment would cause the contract value to exceed $1,000,000, or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company. (See "PURCHASE PAYMENTS")

     Investment Options. Purchase payments may be allocated among the seventeen investment options currently available under the contract: fourteen variable account investment options and three fixed account investment options. The fourteen variable account investment options are the fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account and monthly annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected. (See "NASL VARIABLE ACCOUNT") Purchase payments may also be allocated to the three fixed account investment options: one, three and six year guaranteed investment accounts. Under the fixed account investment options, the Company guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of the contract value in the fixed account investment options and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees. (See "FIXED ACCOUNT INVESTMENT OPTIONS") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

     Transfers. Prior to the maturity date, amounts may be transferred among the variable account investment options and from the variable account investment options to the fixed account investment options without charge. In addition, amounts may be transferred prior to the maturity date among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to a one year holding period requirement (with certain exceptions) and a market value charge which may apply to such a transfer. (See "FIXED ACCOUNT INVESTMENT OPTIONS") After the maturity date, transfers are not permitted from variable annuity options to fixed annuity options or from fixed annuity options to variable annuity options. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the Investment Account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING")

     Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge and an administration
fee may be imposed.  (See "WITHDRAWALS")   A withdrawal may be subject to a
penalty tax. (See "FEDERAL TAX MATTERS") Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service. (See "SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN")

     Loans. The Company offers a loan privilege to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed. (See "LOANS")

     Death Benefit Before Maturity Date. Generally, if the annuitant dies before the maturity date, the Company will pay to the beneficiary the minimum death benefit less any debt. During the first six contract years, the minimum death benefit is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death, and all required claim forms are received at the Company's Annuity Service Office. In certain other cases, an amount equal to the owner's interest will be distributed when the owner dies before the maturity date. An enhancement to the death benefit described above may be available to your contract. (See "DEATH BENEFIT BEFORE MATURITY DATE" and "ENHANCED DEATH BENEFIT OPTION") If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary. (See "DEATH BENEFIT ON OR AFTER MATURITY DATE")

     Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The contract owner selects the maturity date, frequency of payment and annuity option. (See "ANNUITY PROVISIONS")

     Ten Day Review. Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW")

     Charges and Deductions. The following table and Example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.

CONTRACT OWNER TRANSACTION EXPENSES

     Deferred sales load (as percentage of purchase payments)



     NUMBER OF COMPLETE YEARS
      PURCHASE PAYMENT IN                       WITHDRAWAL CHARGE
          CONTRACT                                 PERCENTAGE
------------------------------------------------------------------------
          0                                             6%
          1                                             6%
          2                                             5%
          3                                             4%
          4                                             3%
          5                                             2%
          6+                                            0%


ANNUAL CONTRACT FEE ...............................................$30


SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees ...................................  1.25%
Administration fee  - asset based .................................  0.15%

Total Separate Account Annual Expenses.............................  1.40%



TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                      MANAGEMENT        OTHER        TOTAL TRUST
TRUST PORTFOLIO                                          FEES          EXPENSES     ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Global Equity ......................                    0.900%          0.180%          1.080%
Pasadena Growth ....................                    0.975%          0.000%          0.975%
Equity .............................                    0.750%          0.090%          0.840%
Value Equity .......................                    0.800%          0.070%          0.870%
Growth and Income ..................                    0.750%          0.070%          0.820%
International Growth and Income ....                    0.950%          0.300%*         1.250%
Strategic Bond .....................                    0.775%          0.135%          0.910%
Global Government Bond .............                    0.800%          0.160%          0.960%
Investment Quality Bond ............                    0.650%          0.110%          0.760%
U.S. Government Securities .........                    0.650%          0.080%          0.730%
Money Market .......................                    0.500%          0.070%          0.570%
Aggressive Asset Allocation ........                    0.750%          0.140%          0.890%
Moderate Asset Allocation ..........                    0.750%          0.100%          0.850%
Conservative Asset Allocation ......                    0.750%          0.120%          0.870%


*  Based on estimates of payments to be made during the current fiscal year.


EXAMPLE
A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:


TRUST PORTFOLIO                         1 YEAR          3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------
Global Equity ....................      $81             $129            $166            $290
Pasadena Growth ..................       80              126             161             280
Equity ...........................       79              122             154             267
Value Equity .....................       79              123             156             270
Growth and Income ................       79              121             153             265
International Growth and Income ..       83              133             ---             ---
Strategic Bond ...................       80              124             158             274
Global Government Bond ...........       80              125             160             279
Investment Quality Bond ..........       78              119             150             258
U.S. Government Securities .......       78              119             149             255
Money Market .....................       77              114             141             239
Aggressive Asset Allocation ......       80              123             157             272
Moderate Asset Allocation ........       79              122             155             268
Conservative Asset Allocation ....       79              123             156             270


A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:

       TRUST PORTFOLIO                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
       -------------------------------------------------------------------
       Global Equity ....................    $26     $80    $136     $290
       Pasadena Growth ..................     25      77     131      280
       Equity ...........................     24      73     124      267
       Value Equity .....................     24      74     126      270
       Growth and Income ................     23      72     123      265
       International Growth and Income ..     28      85     ---      ---
       Strategic Bond ...................     24      75     128      274
       Global Government Bond ...........     25      76     130      279
       Investment Quality Bond ..........     23      70     120      258
       U.S. Government Securities .......     22      69     119      255
       Money Market .....................     21      64     111      239
       Aggressive Asset Allocation ......     24      74     127      272
       Moderate Asset Allocation ........     24      73     125      268
       Conservative Asset Allocation ....     24      74     126      270


     For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the Securities and Exchange Commission (the "Commission"). The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no exchanges or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or lesser than those shown.

     In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Contract Fee" to a .086% annual asset charge based on the $35,000 approximate average size of contracts of the series offered hereby issued by the Company in 1994. So translated, such charge would be higher for smaller
contracts and lower for larger contracts.   See Appendix C for examples of
expenses applicable to certain contracts which are no longer being issued. (Ven 3 and Ven 1 contracts).
                                * * * * * * * *

     The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectus and Statement of Additional Information for the Trust, to which reference should be made. This Prospectus generally describes only the variable aspects of the contract, except where fixed aspects are specifically mentioned.

                       TABLE OF ACCUMULATION UNIT VALUES


                                   UNIT VALUE
                                    AT START               UNIT VALUE AT           NUMBER OF UNITS
SUB-ACCOUNT                         OF YEAR*                END OF YEAR            AT END OF YEAR
---------------------------------------------------------------------------------------------------
Global Equity
  1989 .................               10.038462               12.259530               1,599,855
  1990 .................               12.259530               10.827724               3,216,667
  1991 .................               10.827724               12.044260               4,968,734
  1992 .................               12.044260               11.790318               7,560,807
  1993 .................               11.790318               15.450341              18,493,192
  1994 .................               15.450341               15.500933              28,273,754
Pasadena Growth
  1992* ................               10.000000                9.923524               2,614,367
  1993 .................                9.923524                9.413546               8,733,734
  1994 .................                9.413546                8.837480              12,682,151
Equity
  1989 .................                9.695125               12.208846               1,443,222
  1990 .................               12.208846               10.618693               1,044,365
  1991 .................               10.618693               12.349952               3,238,479
  1992 .................               12.349952               13.143309              10,082,924
  1993 .................               13.143309               15.075040              18,691,511
  1994 .................               15.075040               14.786831              27,046,973
Value Equity
  1993** ...............               10.000000               11.175534               5,061,871
  1994 .................               11.175534               11.107620              13,006,071
Growth and Income
  1991*** ..............               10.874875               10.973500               3,689,377
  1992 .................               10.973500               11.927411               8,573,365
  1993 .................               11.927411               12.893007              16,816,664
  1994 .................               12.893007               13.076664              22,827,949
Strategic Bond
  1993** ...............               10.000000               10.750617               3,628,986
  1994 .................               10.750617                9.965972               6,059,065
Global Government Bond
  1989 .................               10.097842               10.404562                 300,163
  1990 .................               10.404562               11.642912                 503,123
  1991 .................               11.642912               13.302966               1,406,253
  1992 .................               13.302966               13.415849               3,990,936
  1993 .................               13.415849               15.741586               9,235,552
  1994 .................               15.741586               14.630721              10,820,359
Investment Quality Bond (formerly called Bond Sub-account)
  1989 ........................        10.937890               12.008936               1,924,256
  1990 ........................        12.008936               11.517610                 226,591
  1991 ........................        11.517610               13.183268               1,133,721
  1992 ........................        13.183268               13.936240               2,633,165
  1993 ........................        13.936240               15.118716               4,666,274
  1994 ........................        15.118716               14.216516               5,662,391
U.S. Gov. Securities (formerly called U.S. Gov. Bond Sub-account)
  1990 ...........................     10.826483               11.596537                 515,572
  1991 ...........................     11.596537               13.037076               1,496,429
  1992 ...........................     13.037076               13.651495               7,034,773
  1993 ...........................     13.651495               14.49073               11,566,348




 1994 ...........................    14.490734               14.111357               9,903,906
Money Market
 1989 ...........................    10.865066               11.634481               1,480,696
 1990 ...........................    11.634481               12.364687               2,465,280
 1991 ...........................    12.364687               12.890414               3,340,971
 1992 ...........................    12.890414               13.137257               4,636,753
 1993 ...........................    13.137257               13.303085               7,413,316
 1994 ...........................    13.303085               13.623292              12,741,277
Aggressive Asset Allocation
 1989 ...........................    10.000000                9.824046               7,476,667
 1990 ...........................     9.824046                8.982210               3,434,253
 1991 ...........................     8.982210               10.891189               5,038,265
 1992 ...........................    10.891189               11.623893               6,990,120
 1993 ...........................    11.623893               12.642493               8,147,578
 1994 ...........................    12.642493               12.381395               9,915,078
Moderate Asset Allocation
 1989 ...........................    10.000000                9.973206               2,137,590
 1990 ...........................     9.973206                9.221559              11,521,935
 1991 ...........................     9.221559               11.023964              15,739,307
 1992 ...........................    11.023964               11.772128              21,949,044
 1993 ...........................    11.772128               12.775798              30,338,231
 1994 ...........................    12.775798               12.396295              31,579,176
Conservative Asset Allocation
 1989 ...........................    10.000000               10.052759              11,861,277
 1990 ...........................    10.052759                9.531831               5,005,473
 1991 ...........................     9.531831               11.166459               6,075,773
 1992 ...........................    11.166459               11.821212               9,218,954
 1993 ...........................    11.821212               12.705196              12,271,114
 1994 ...........................    12.705196               12.298940              11,519,563


*       This Sub-account commenced operations on December 11, 1992.
**      This Sub-account commenced operations on February 19, 1993.
***     This Sub-account commenced operations on April 23, 1991.
+       See Appendix C for the TABLE OF ACCUMULATION UNIT VALUES for certain contracts which are no longer being issued.
        (Ven 3 and Ven 1 Contracts).




                    GENERAL INFORMATION ABOUT NORTH AMERICAN
                            SECURITY LIFE INSURANCE
              COMPANY, NASL VARIABLE ACCOUNT AND NASL SERIES TRUST

NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

     North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is a wholly-owned subsidiary of North American Life, 5650 Yonge Street, North York, Ontario M2M 4G4, a mutual life insurance company established in 1881 in Canada.

NASL VARIABLE ACCOUNT

     The Company established the Variable Account on August 24, 1984 as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

     The Variable Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account.

     There are currently fourteen sub-accounts within the Variable Account: the Global Equity Sub-Account, the Pasadena Growth Sub-Account, the Equity Sub-Account, the Value Equity Sub-Account, the Growth and Income Sub-Account, the International Growth and Income Sub-Account, the Strategic Bond Sub-Account, the Global Government Bond Sub-Account, the Investment Quality Bond Sub-Account, the U.S. Government Securities Sub-Account, the Money Market Sub-Account and three Automatic Asset Allocation Sub-Accounts (Aggressive, Moderate and Conservative). The Company reserves the right to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company. The Company will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities. See Appendix C for information on sub-accounts available to certain contracts which are no longer being issued (Ven 1 contracts).

NASL SERIES TRUST

     The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Trust: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment advisory services from NASL Financial Services, Inc.

     The Trust currently has seven subadvisers. Oechsle International Advisors, L.P. provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co, Inc., provides investment subadvisory services to the Pasadena Growth Trust. Fidelity Management Trust Company provides investment subadvisory services to the Equity, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the Strategic Bond and U.S. Government Securities Trusts. J.P. Morgan Investment Management Inc. provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each portfolio:

     THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

     THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

     THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

     THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

     THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.

     THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by

J.P. Morgan. Under normal circumstances, the Portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.

     THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the portfolio's investment objective.

     THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

     THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

     THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

     THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity, by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

     THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

     * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

     * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

     * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

     In pursuing the Strategic Bond and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risk of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the NASL Series Trust prospectus before investing in either Trust.

     In pursuing the Global Equity, Strategic Bond, International Growth and Income and Global Government Bond Trusts' investment objective, each portfolio may invest a portion of its assets in foreign securities which may present additional risks. See " Foreign Securities" in the NASL Series Trust prospectus before investing in any of these Trusts.

     If the shares of a Trust portfolio are no longer available for investment or in the Company's judgment investment in a Trust portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the contract owner and prior approval of the Commission to the extent required by the 1940 Act.

     The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received will be voted by the Company in proportion to the instructions received. Portfolio shares that are not attributable to contract owners will be voted by the owners of such shares in their discretion.

     Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest under a contract is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpretations of these laws or regulations.

     A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.

                          DESCRIPTION OF THE CONTRACT

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

     Purchase payments are paid to the Company at its Annuity Service Office. The minimum purchase payment is $30; however, at least $300 must be paid during the first contract year. Purchase payments may be made at any time. The Company may provide by separate agreement for purchase payments to be automatically withdrawn from a contract owner's bank account on a periodic basis. If a purchase payment would cause the contract value to exceed $1,000,000 or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.

     The Company may, at its option, cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both (i) the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and (ii) the contract value at the end of such two year period is less than $2,000. Upon cancellation the Company will pay the contract owner the contract value computed as of the valuation period during which the cancellation occurs less any debt and less the annual $30 administration fee. The amounts paid will be treated as withdrawals for federal tax purposes and, thus, may be subject to income tax and to a 10% penalty tax. (See "FEDERAL TAX MATTERS".)

     Purchase payments are allocated among the investment options in accordance with the percentages designated by the contract owner in the application. In addition, contract owners have the option to participate in the Guarantee Plus Program administered by the Company. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. A percentage of the initial purchase payment is allocated to the chosen fixed account, such that, at the end of the guaranteed period the fixed account will have grown to an amount at least equal to the total initial purchase payment. The percentage depends upon the current interest rate of the fixed investment option. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the contract application. Contract owners may elect to participate in the Guarantee Plus Program on the contract application and may obtain full information concerning the program and its restrictions from their securities dealers or the Annuity Service Office. The contract owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company or by telephone in accordance with the Company's telephone transfer procedures.

     See Appendix C for information on purchase payments applicable to certain contracts which are no longer being issued (Ven 3 and Ven 1 contracts).

ACCUMULATION UNITS

     The Company will establish an investment account for the contract owner for each variable account investment option to which such contract owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units. The following discussion of accumulation units, the value of accumulation units and the net investment factor formula pertains only to the accumulations in the variable account investment options. The parallel discussion regarding accumulations in the fixed account investment options appears elsewhere in this Prospectus. (See "FIXED ACCOUNT INVESTMENT OPTIONS")

     The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

     Initial purchase payments received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficiencies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company for the collection and forwarding of contract applications.

VALUE OF ACCUMULATION UNITS

     The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 for the first valuation period.
The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.

NET INVESTMENT FACTOR

     The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is:

     the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

Where (c) is:

     a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administrative expenses and 1.25% for mortality and expense risks).

     The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

     Before the maturity date the contract owner may transfer amounts among the variable account investment options and from such investment options to the fixed account investment options at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. See Appendix C for information on Transfers Among Investment Options applicable to certain contracts no longer being issued (Ven 3 and Ven 1 contracts).

TELEPHONE TRANSACTIONS

     Contract owners are permitted to request transfers/redemptions by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request a transfer/redemption by telephone, a contract owner must elect the option on the Application. (If a contract owner does not initially elect an option in the Application form, they may request authorization by executing an appropriate authorization form provided by the Company upon request.) The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following. Upon telephoning a request, contract owners will be asked to provide their account number, and if not available, their social security number. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

     The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may elect to participate in the program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office. See Appendix C for information on the DCA program applicable to certain contracts no longer being issued (Ven 3 and Ven 1 contracts).

ASSET REBALANCING PROGRAM

     The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios. (Fixed Account Investment Options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

WITHDRAWALS

     Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the contract value as of the date of receipt of the request at its Annuity Service Office, less the annual $30 administration fee, any debt and any applicable withdrawal charge, and the contract will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account. (See "CHARGES AND DEDUCTIONS")

     When making a partial withdrawal, the contract owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the contract owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken pro rata from the variable account investment options: taking from each such variable account investment option an amount which bears the same relationship to the total amount withdrawn as the value of such variable account investment option bears to the total value of all the contract owner's investments in variable account investment options.

     For the rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS."

     There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

     The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS".)

     Telephone Redemptions. The contract owner may request the option to withdraw a portion of the contract value by telephone by completing the application described under "Telephone Transactions" above. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN

     The Company administers a Systematic Withdrawal Plan ("SWP") which enables a contract owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Contract owners entering into a SWP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of SWP withdrawals in a contract year is limited to not more than 10% of the purchase payments made to ensure that no withdrawal or market value charge will ever apply to a SWP withdrawal. If an additional withdrawal is made from a contract participating in SWP, the SWP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. SWP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis.

SWP withdrawals will be free of withdrawal and market value charges. SWP withdrawals may, however, be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS".) Contract owners interested in SWP may elect to participate in this program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

LOANS

     The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisers and retirement plan fiduciaries should be consulted prior to exercising loan privileges.

     Under the terms of the contract, the maximum loan value is equal to 80% of the contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

     When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals. (See "WITHDRAWALS.") The contract provides that owners may repay contract debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

     The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed (terminated without value).

     The amount of any debt will be deducted from the minimum death benefit. (See "DEATH BENEFIT BEFORE THE MATURITY DATE") In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

     See Appendix C for information on Loans applicable to certain contracts no longer being issued (Ven 3 and Ven 1 contracts).

DEATH BENEFIT BEFORE MATURITY DATE

     The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., a "non-qualified contract." The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of the contract to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, a prospective purchaser who intends to use the contract in connection with a qualified plan should consider that the contract provides a minimum death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants. (See "FEDERAL TAX MATTERS".)

     Death of Annuitant who is not the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. (See "ANNUITY OPTIONS") Rather than receiving the minimum death benefit, the beneficiary may elect to continue the contract as the new contract owner. (In general, a beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he had received the minimum death benefit.)

     Death of Annuitant who is the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the contract is a non-qualified contract, the contract owner is the annuitant and the contract owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. (See "WITHDRAWALS") If the contract is a non-qualified contract, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies.

     Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner will become the owner of the contract. If the contract is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. (See "WITHDRAWALS") Distribution of that amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue the contract as the new contract owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies. If there is more than one owner, distribution will occur upon the death of any owner. If both owners are individuals, distribution will be made to the remaining owner rather than to the successor owner.

     Entity as Owner. In the case of a non-qualified contract which is not owned by an individual (for example, a non-qualified contract owned by a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant will be treated as the owner of the contract, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal. (See "WITHDRAWALS")

     If the contract is a non-qualified contract and there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of any annuitant, a change in any annuitant, or the death of any individual contract owner, whichever occurs earlier.

     The minimum death benefit during the first six contract years will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

     An Enhanced Death Benefit became available in Florida, Maryland and Washington to contracts issued August 15, 1994 or later, in Idaho, New Jersey and Oregon to contracts issued October 3, 1994 or later and in California to contracts issued January 3, 1995 or later.

     This Enhanced Death Benefit provides for a minimum death benefit as described above, except that the death benefit is "stepped up" each contract year instead of the six contract year period. In addition, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals.

     Contracts issued prior to the date the Enhanced Death Benefit first became available in that state may obtain this Enhanced Death Benefit through the "Enhanced Death Benefit Option" program described below under "Enhanced Death Benefit Option." Contracts with a contract date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new contract which provides for an alternative enhanced death benefit. See "Exchange Offer" below.

     Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS")

     See Appendix C for information on the death benefit applicable to certain contracts which are no longer being issued (Ven 3 and Ven 1 contracts).

ANNUITY PROVISIONS

GENERAL

     The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefit provisions. (See "DEATH BENEFIT BEFORE MATURITY DATE")

     Generally, annuity benefits under the contract will begin on the maturity date. The maturity date is the date specified on the contract specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth contract anniversary. The contract owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant. Distributions from qualified contracts may be required before the maturity date. The Company may at its discretion permit an extension of the maturity date. Maturity dates which occur at advanced ages, e.g., past age 85, may in some circumstances have adverse income tax consequences. See "FEDERAL TAX MATTERS."

     The contract owner may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

     Annuity benefits are available under the contract on a fixed or variable basis, or any combination of fixed and variable bases. Upon purchase of the contract, and on or before the maturity date, the contract owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If an annuity option is not selected, the Company will provide as a default option fixed annuity payments for a period certain of 10 years and continuing thereafter during the lifetime of the annuitant. In cases where the Company provides the default option, the annuitant will have 90 days from the date of the first payment to elect to have all or a portion of the future payments made on a variable basis. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

The following annuity options are guaranteed in the contract.

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
             Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.


     In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An
          Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

Option 5: Period Certain Only Annuity for 5, 10, 15 or 20 years - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.


DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

     The first variable annuity payment is determined by applying that portion of the contract value used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract.
The rates contained in such tables depend upon the annuitant's age, sex and annuity option selected, except for contracts issued in certain states or in connection with certain employer sponsored plans where sex-based tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The tables are based on the 1983-a Individual Annuitant Mortality Table projected at Scale G, and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

     Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity payment period. A pro-rata portion of the administration fee will be deducted from each annuity payment.

     The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

     A 4% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

     Once variable annuity payments have begun, the contract owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT ON OR AFTER MATURITY DATE

     If annuity payments have been selected based on an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies on or after the Maturity Date, the Company will make the remaining guaranteed payments to the Beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

     The contract owner may cancel the contract by returning it to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will pay the contract value, less any debt, computed at the end of the valuation period during which the contract is received by the Company, to the contract owner.

     No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states. When the contract is issued as an individual retirement annuity under Internal Revenue Code Section 408, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

     The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the application or as subsequently named. On and after the maturity date, the annuitant is the contract owner and after the death of the annuitant, the beneficiary is the contract owner.

     In the case of non-qualified contracts, ownership of the contract may be changed or the contract collaterally assigned at any time during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract, or changing the ownership of a contract, may be treated as a distribution of the contract value for Federal tax purposes. (See "FEDERAL TAX MATTERS".) Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

     In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Internal Revenue Code. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

BENEFICIARY

     The beneficiary is the person, persons or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

     The contract may not be modified by the Company without the consent of the contract owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the contract.

COMPANY APPROVAL

     The Company reserves the right to accept or reject any contract application at its sole discretion.

FIXED ACCOUNT INVESTMENT OPTIONS

     Due to certain exemptive and exclusionary provisions, interests in the fixed account investment options are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in this Prospectus relating thereto. Disclosures relating to interests in the fixed account investment options and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

     Pursuant to a Guarantee Agreement dated November 7, 1993, North American Life, parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed annuity contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed annuity contracts. This Guarantee covers the fixed portion of the contracts described by this Prospectus. This Guarantee may be terminated by North American Life on notice to the Company. Termination will not affect North American Life's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee.

     Investment Options. There are three fixed account investment options under the contract: one, three and six year investment accounts. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the one, three or six year guarantee period. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 4%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company. Notwithstanding the foregoing, with respect to contracts issued in the State of Oregon, no purchase payments may be invested, transferred or reinvested into the 3-year and 6-year fixed investment options within 15 years of the maturity date. Further, with respect to contracts issued in Oregon, no purchase payments may be invested in the 1-year fixed investment option within six years of the maturity date. See Appendix C for information on investment options applicable to certain contracts which are no longer being issued (Ven 3 and Ven 1 contracts).

     Investment Accounts. Contract owners may allocate purchase payments, or make transfers from the variable investment options, to the fixed account investment options at any time prior to the maturity date. The Company establishes a separate investment account each time the contract owner allocates or transfers amounts to a fixed account investment option, except that amounts allocated or transferred to the same fixed account investment option on the same day will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

     Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. The contract owner may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

     If the contract owner does not specify the renewal option desired, the Company will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, the Company will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

     Market Value Charge. Any amount withdrawn, transferred or borrowed from a three or six year investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below.

     The adjustment factor is determined by the following formula:
0.75x(B-A)xC/12  where:

A - The guaranteed interest rate on the investment account.
B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.
C - The number of complete months remaining to the end of the guarantee period.


     For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2x(A-4%) and never less than zero.

     The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

     There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts applied at the maturity date to purchase an annuity as provided in the contract; (d) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (e) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that year.

     Notwithstanding application of the foregoing formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges could, however, result in a contract owner receiving total withdrawal proceeds of less than the contract owner's investment in the contract.

     Transfers. Prior to the maturity date, the contract owner may transfer amounts among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to the following conditions. An amount in a fixed investment account may not be transferred until held in such account for at least one year, except (i) transfers may be made pursuant to the Dollar Cost Averaging program and (ii) transfers may be made from a one year fixed investment account to the variable account investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into a one year fixed investment option. The Company may withdraw its permission to make the transfers described in (ii) above at any time after April 30, 1996. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in three and six year investment accounts may be transferred, after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.

     The contract owner must specify the fixed account investment option from or to which a transfer is to be made. Where there are multiple investment accounts within a fixed account investment option, the contract owner may designate the particular investment accounts from which a transfer is to be taken. Absent such a designation, amounts will be withdrawn from the fixed account investment options on a first-in-first-out basis.

     Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may make total and partial withdrawals of amounts held in fixed account investment options. Withdrawals from fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from fixed account investment options:
(1) the Company reserves the right to defer payment of amounts withdrawn from fixed account investment options for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 4% per year); (2) if there are multiple investment accounts under a fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis; and (3) the market value charge described above may apply to withdrawals from the three and six year investment options. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

     Where a contract owner requests a partial withdrawal from a contract in excess of the amounts in the variable account investment options and does not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from the one, three and six year investment options in that order. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS".)

     Loans. The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Owners of such contracts may borrow amounts allocated to fixed investment accounts in the same manner and subject to the same limitations as set forth under "LOANS". The market value charge described above may apply to amounts transferred from three and six year investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

     Fixed Annuity Options. Subject to the distribution of death benefit provisions (see "DEATH BENEFIT BEFORE THE MATURITY DATE"), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option. (See "ANNUITY OPTIONS") The amount of each fixed annuity payment is determined by applying the portion of the proceeds (less any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table in use by the Company is more favorable to the contract owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.

                             CHARGES AND DEDUCTIONS

     Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

     If a withdrawal is made from the contract before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than six complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other free withdrawal amounts described below or purchase payments that have been in the contract more than six complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below:

     1. Each withdrawal from the contract is allocated first to the "free withdrawal amount" and second to "unliquidated purchase payments". In any contract year, the free withdrawal amount for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or
(2) 10% of total purchase payments less any prior partial withdrawals in that year. Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge.

     2. If a withdrawal is made for an amount in excess of the free withdrawal amount, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc... until all purchase payments have been liquidated.

     3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

        NUMBER OF COMPLETE YEARS
          PURCHASE PAYMENT IN           WITHDRAWAL CHARGE
             CONTRACT                       PERCENTAGE
        -----------------------------------------------
                0                               6%
                1                               6%
                2                               5%
                3                               4%
                4                               3%
                5                               2%
                6+                              0%


     The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

     4. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

     5. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

     The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

     For examples of calculation of the withdrawal charge, see Appendix A. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. (See "FIXED ACCOUNT INVESTMENT OPTIONS.") See Appendix C for information on withdrawal charges applicable to certain contracts which are no longer being issued (Ven 3 and Ven 1 contracts).

REDUCTION OR ELIMINATION OF WITHDRAWAL CHARGES

     The amount of the withdrawal charge on a contract may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be determined by the Company in the following manner:

     1. The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received will be considered. Per dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

     4. The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee for service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing the Company's sales expenses.

     5. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, the Company will provide a reduction in the withdrawal charge. The withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, North American Life, the Trust or any of their affiliates. In no event will reduction or elimination of the withdrawal charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

ADMINISTRATION FEES

     Each year the Company will deduct an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and the Company in connection with the contracts. Prior to the maturity date, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment.

     A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse the Company for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contracts will in effect pay a higher proportion of this portion of the administrative expense than smaller contracts.

     The Company does not expect to recover from such fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees.

     See Appendix C for information on Administration Fee applicable to certain contracts no longer being issued (Ven 1 contracts).

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEE

     The amount of the annual administration fee on a contract may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in such a manner that results in savings of administration expenses. The entitlement to such a reduction or elimination of the administration charges will be determined by the Company in the following manner:

     1. The size and type of group to which administrative services are to be provided will be considered.

     2. The total amount of purchase payments to be received will be considered.

     3. There may be other circumstances of which the Company is not presently aware, which could result in reduced administrative expense.

     If, after consideration of the foregoing factors, it is determined that there will be a reduction or elimination of administration expenses, the Company will provide a reduction in the annual administration fee. In no event will reduction or elimination of the administration fees be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Company may waive all or a portion of the administration fee when a contract is issued to an officer, director or employee, or relative thereof, of the Company, North American Life, the Trust or any of their affiliates.

MORTALITY AND EXPENSE RISK CHARGE

     The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated.
The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if the annuitant dies before the maturity date, it will pay a minimum death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") The expense risk assumed by the Company is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

     To compensate it for assuming these risks, the Company deducts from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. The mortality and expense risk charge is not assessed against the fixed account investment options. See Appendix C for information on the mortality and expense risk charge applicable to certain contracts which are no longer being issued (Ven 1 contracts).

TAXES

     The Company reserves the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments,
(iii) issuance of the contacts, or (iv) commencement or continuance of annuity payments under the contracts. In addition, the Company will withhold taxes to the extent required by applicable law.

     Except for residents in Pennsylvania and South Dakota, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments unless required otherwise by applicable law. The amount deducted will depend on the premium tax assessed in the applicable state.
State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. (See "APPENDIX B: STATE PREMIUM TAXES") FOR RESIDENTS OF SOUTH DAKOTA OR PENNSYLVANIA, THE FOLLOWING PREMIUM TAX ASSESSMENT WILL APPLY: A premium tax will be assessed against all non-qualified purchase payments received from contract owners who are residents of either South Dakota or Pennsylvania. The rate of tax is 1.25% for South Dakota residents and 2.00% for Pennsylvania residents. For purchase payments received on or after October 1, 1992, the state premium tax will be collected upon payment of any withdrawal benefits, upon any annuitization or payment of death benefits. For purchase payments received prior to October 1, 1992 the premium tax will be deducted upon annuitization only. In the states of Pennsylvania and South Dakota, purchase payments received in connection with the funding of a qualified plan are exempt from state premium tax.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

THE COMPANY'S TAX STATUS

     The Company is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

     Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. However, this rule applies only if (1) the owner is an individual, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) the Company, rather than the owner, is considered the owner of the assets of the Variable Account for federal tax purposes.

     Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

     In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts, (3) contracts purchased by employers upon the termination of certain qualified plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     Diversification Requirements.   For a contract to be treated as an annuity
for federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.

     Although the Company does not control the investments of the NASL Series Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

     Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Variable Account.

     Delayed Maturity Dates. If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

     The remainder of this discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.



TAXATION OF PARTIAL AND FULL WITHDRAWALS

     In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain contributions to qualified plans) less any amounts previously received from the contract which were not included in income.

     Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

     The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

TAXATION OF ANNUITY PAYMENTS

     Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations).

     Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

     Amounts may be distributed from a contract because of the death of an owner or an annuitant. In the case of a non-qualified contract, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

     There is a 10% penalty tax on the taxable amount of any payment from a non-qualified contract unless the payment is: (a) received on or after the contract owner reaches age 59 1/2; (b) attributable to the contract owner's becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or the joint lives (or joint life expectancies) of the annuitant and "designated beneficiary" (as defined in the tax law); (e) made under an annuity contract purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and (f) made with respect to certain annuities issued in connection with structured settlement agreements. (Similar rules apply in the case of certain qualified contracts.)

AGGREGATION OF CONTRACTS

     In certain circumstances, the Service may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

QUALIFIED RETIREMENT PLANS

     The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

     When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the type of plan. However, contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless the Company consents.

QUALIFIED PLAN TYPES

     Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a contract.

     Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA.

     IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the IRS to approve the use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

     Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the IRS to approve use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

     Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

     Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

     Withdrawals from a tax-sheltered annuity attributable to contributions made pursuant to a salary reduction agreement in a taxable year beginning after December 31, 1988, may be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon may not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Loans to employees are not permitted under such plans. Generally, with respect to purchase payments made after February 28, 1986, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS

     If the contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to the direct rollover and mandatory withholding requirements enacted by Congress in 1992. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

     Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the owner elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, the owner will receive a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

     The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                GENERAL MATTERS

TAX DEFERRAL

     The status of the contract as an annuity generally allows all earnings on the underlying investments to be tax-deferred until withdrawn or until annuity payments begin. (See "FEDERAL TAX MATTERS".) This tax deferred treatment may be beneficial to contract owners in building assets in a long-term investment program.

PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its sub-accounts. For periods prior to August 7, 1989, performance data will be hypothetical figures based on the assumption that a contract offered by this Prospectus was issued when the sub-accounts first became available for investment under other contracts offered by the Company. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Standardized performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than ten years, for the period subsequent to the date each sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual contract value attributable to such purchase payment on the last day of the period, after reflection of all charges. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations (i) assume no redemption at the end of the period and (ii) do not reflect imposition of the $30 per contract charge inasmuch as the impact of such charge varies by contract size. In addition to the non-standardized returns, each of the sub-accounts may from time to time quote aggregate non-standardized total returns for other time periods. Except as noted above, performance figures used by the Variable Account are based on the actual historical performance of its sub-accounts for specified periods, and the figures are not intended to indicate future performance. More detailed information on the computations is set forth in the Statement of Additional Information.

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



FINANCIAL STATEMENTS

     Financial Statements for the Variable Account and the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

     The Company is aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases the Company has agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. THE COMPANY DOES NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND CONTRACT OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. Accordingly, before any amounts may be distributed from the contract, proof must be furnished to the Company that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

     NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affiliates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contracts will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 5% of purchase payments plus 0.25% of the contract value per year. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay the promotional agent for providing marketing support for the distribution of the contracts.

CONTRACT OWNER INQUIRIES

     All contract owner inquiries should be directed to the Company's Annuity Service Office at P.O. Box 818, Boston, Massachusetts 02117-0818.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

OTHER INFORMATION

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the variable portion of the contracts discussed in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

EXCHANGE OFFER

The exchange offer described below is not currently available in the following states: California, Florida, Idaho, Maryland, New Jersey, Oregon, South Carolina, and Washington.

     The Company also offers a new individual variable and fixed annuity contract ("New Contract") substantially similar to the annuity contract described in this Prospectus ("Old Contract"). In states and other jurisdictions where the New Contract is available, the Old Contract will no longer be offered.

     In states and other jurisdictions where the New Contract is available, the Company will permit any owner of an outstanding Old Contract to exchange his or her Contract for a New Contract without surrender charge, except a possible market value charge, as described below. For purposes of computing the applicable surrender charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange and will "step up" annually thereafter as described in paragraph "2." below.

     Old Contract owners interested in a possible exchange should obtain a copy of the prospectus for the New Contract from their securities dealer or the Company's Annuity Service Office. Both the New Contract prospectus and this Prospectus should be carefully reviewed before deciding to make an exchange.

     AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT, particularly in light of the availability of the Enhanced Death Benefit endorsement described below. Further, under Old Contracts with a fixed account investment option, a market value charge may apply to any amounts transferred from a three or six year investment account in connection with an exchange. (Reference should be made to the discussion of the market value charge under the caption "Fixed Account Investment Options" in this Prospectus.) The Company believes that an exchange of Contracts will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

     The principal differences between the Old and New Contracts are as follows:

     1. In general, the death benefit of the New Contract will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Contract is generally payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Contract contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

     2. The guaranteed death benefit payable under the New Contract will be in most circumstances more favorable. If an owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of (i) the contract value or (ii) the sum of all purchase payments made less any amounts deducted in connection with certain withdrawals. The New Contract will step up the measure of clause (ii) every year, so that clause (ii) will be the greater of clause (i) or (ii) on the last day of the previous contract year period plus any purchase payments made and less any amounts deducted in connection with certain withdrawals since then. Under the Old Contract, the death benefit is stepped up every six years instead of every year.

     Under the New Contract, if an owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with certain withdrawals. If an owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment. Under the Old Contract, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value. Also, if the owner is not the annuitant and dies before the maturity date and before the annuitant, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid.

     3. The New Contract will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is to be assessed.

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



     4. The surrender charges under the New Contract will be higher in certain cases. The surrender charges are the same under both Contracts for the first three contract years, but thereafter the charges under the New Contract are 5%, 4%, 3% and 2% for withdrawals made within years four, five, six and seven, respectively, of payment while under the Old Contract the charges for such years are 4%, 3%, 2% and 0%, respectively.

     5. The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Contract will be three percent as opposed to four percent under the Old Contract. The market value charge under the New Contract will be limited so as to only affect accumulated earnings in excess of three percent, whereas under the Old Contract the market value charge is limited so as to not invade principal.

     6. The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Old Contract.

     The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectuses for both the Old Contract and the New Contract.

     Contract owners who do not wish to exchange their Old Contracts for the New Contracts may continue to make purchase payments to their Old Contracts. Or, they can keep their Old Contracts and buy a New Contract to which to apply additional purchase payments.

     ADDITIONAL CONSIDERATIONS FOR VEN 1 AND VEN 3 CONTRACT OWNERS

     The comparison of Old and New Contract provisions set forth above does not include the Ven 1 and Ven 3 contracts which are described in Appendix C to this prospectus. These contracts will also be eligible for voluntary exchange for the New Contracts. Ven 3 and Ven 1 contract owners should in particular consider the following differences between the Ven 3 and Ven 1 contracts and the New Contract.

1. In general, the death benefit of the New Contract will be payable upon the death of the owner (or first owner to die if there is more than one owner).
The death benefit of the Ven 3 and Ven 1 contracts is generally payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Ven 3 or Ven 1 contract value (as applicable) is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

2. The guaranteed death benefit payable under the New Contract will in most circumstances be more favorable. The minimum death benefit for the Ven 1 contract is the greater of (a) the contract value or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. The minimum death benefit for the Ven 3 contract is as described below under "Enhanced Death Benefit - Additional Considerations for Ven 3 Contract Owners." The minimum death benefit for the New Contract is as described above in this "Exchange Offer" section. Ven 3 contract owners should note that the New Contract contains additional provisions which limit the death benefit paid if an owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, to the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with certain withdrawals. Ven 3 contract owners should also note that the New Contract contains a provision which limits the death benefit paid to the contract value less any applicable withdrawal charges at the time of payment if the owner dies and the oldest owner had an attained age greater than 80 on the contract date. These provisions may not be as favorable to Ven 3 contract owners.

3. The New Contract will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is to be assessed.

4. The surrender charges under the New Contract are higher in certain cases. The New Contract surrender charges are 6%, 6%, 5%, 5%, 4%, 3% and 2% for withdrawals made within one, two, three, four, five, six and seven, respectively, of payment. The surrender charges for the Ven 3 and Ven 1 contract is 5% for withdrawals made within five years of payment (certain exceptions apply to the withdrawal charge as described in Appendix C).

5. The New Contract provides for eighteen investment options (fourteen variable and four fixed). Neither the Ven 3 contract nor the Ven 1 contract provide for fixed investment options. In addition, the Ven 1 contract offers only three variable investment options.

6. The New Contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.40% ( 1.25% for mortality and expense risk fees and 0.15% for administration fees) of the contract reserves allocated to such subaccount. The Ven 1 contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.30% (for mortality and expense risk) of the contract reserves allocated to such subaccount. The Ven 3 charges are the same as those for the New Contract.

7. The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Ven 1 and Ven 3 contracts.

8. Certain Ven 3 and Ven 1 contracts may not be subject to some changes in the Federal tax law that have occurred since the contracts were issued, i.e., the contract were" grandfather." If such a grandfather contract is exchanged, the New Contract is likely to be subject to the changes in the law. For example, annuity contract issued on or prior to April 22, 1987 are generally not subject to Federal tax rules treating transferred of annuity contracts for inadequate consideration as taxable events. See "Taxation of Partial and Full Withdrawals" in the Federal Tax Matters section of the prospectus. A New Contract received in exchange for a Ven 3 or Ven 1 contract would, however, typically be subject to these rules.

ENHANCED DEATH BENEFIT OPTION

     As an alternative to the exchange privilege described above, the Company is offering an Enhanced Death Benefit Option to any owner of an Old Contract issued prior to August 15, 1994 in all states except California, Idaho, Illinois, Montana, New Jersey, Oregon and South Carolina. The Company is offering the Enhanced Death Benefit Option to any owner of an Old Contract issued prior to September 6, 1994 in Illinois and Montana, prior to October 3, 1994 in Idaho, New Jersey and Oregon and prior to January 3, 1995 in California. The Enhanced Death Benefit Option is not available in South Carolina.

     The Enhanced Death Benefit, as described below, is available as an endorsement to such Contracts, only upon the payment of (i) an additional purchase payment of at least 10% of all purchase payments made to the Old Contract through the date the Enhanced Death Benefit Option first became available in that state, or (ii) $10,000, whichever is greater.

     The Enhanced Death Benefit will provide an annual step-up in death benefit comparable to the New Contract death benefit described above, except that the death benefit under the endorsement will be payable on the death of the last surviving annuitant as opposed to the death of the first owner as provided in the New Contract.

     The Enhanced Death Benefit provided by the endorsement will always be equal to or better than the death benefit of an Old Contract issued without the endorsement. In the case of the death of the annuitant on or prior to the first of the month following his or her 85th birthday, the minimum death benefit is as described in this Prospectus under the caption "Death Benefit Before Maturity Date," except that the death benefit is stepped up each contract year instead of each six contract year period. In the case of the death of the annuitant after the first of the month following his or her 85th birthday, the minimum death benefit is the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with partial withdrawals. Under an Old Contract issued without the endorsement, if the annuitant dies after the first of the month following his or her 85th birthday, the death benefit is the contract value only. For purposes of computing the Enhanced Death Benefit under an Old Contract issued without the endorsement, the death benefit will be computed as if the Enhanced Death Benefit endorsement had been a part of the Old Contract on the contract date.

     The Company believes that the addition of the Enhanced Death Benefit endorsement to an Old Contract will not be treated as a taxable event for Federal tax purposes; however, any owner considering the addition of the endorsement should consult a tax advisor.

     VEN 1 CONTRACT OWNERS

     The Enhanced Death Benefit described above is not available for the Ven 1 contract.

     ADDITIONAL CONSIDERATIONS FOR VEN 3 CONTRACT OWNERS

     The Enhanced Death Benefit described above is available for the Ven 3 contract. For Ven 3 contracts, the Enhanced Death Benefit provided by the endorsement will always be equal to or better than the death benefit of the Ven 3 contract issued without the endorsement. The Enhanced Death Benefit provides that upon the death of the annuitant, the death benefit, during the first contract year, will be the greater of (a) the contract value or (b) the sum of all Purchase payments made, less any amount deducted in connection with partial withdrawals and, during any subsequent contract year, will be (a) the contract value or (b) the death benefit on the last day of the previous contract year plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then. As described in Appendix C, upon the death of the annuitant, the minimum death benefit for the Ven 3 contract, during the first five contract years, will be the greater of (a) the contract value or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals and, during any subsequent five contract year period, will be the greater of (a) the contract value or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous five contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then.

     Ven 3 contracts may not be subject to some changes in the Federal tax law that have occurred since the contracts were issued, i.e., the contracts were "grandfather". If the Enhanced Death Benefit endorsement is added to such a grandfather contract, the amended contracts are likely to be subject to the changes in the law. For example, annuity contracts issued on or prior to April 22, 1987 are generally not subject to Federal tax rules treating transfers of annuity contracts for inadequate consideration as taxable events. See "Taxation of Partial and Full Withdrawals" in the Federal Tax Matters section of this Prospectus. A contract to which the Enhanced Death Benefit endorsement is added may, however, be subject to these rules.


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


General Information and History .............................. 3
Performance Data ............................................. 3
Services
  Independent Accountants .................................... 6
  Servicing Agent ............................................ 6
  Principal Underwriter ...................................... 6
  Cancellation of Contracts .................................. 6
Financial Statements ......................................... 8

                                   APPENDIX A


EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

Example 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.


                HYPOTHETICAL    FREE            PURCHASE    WITHDRAWAL
CONTRACT        CONTRACT        WITHDRAWAL      PAYMENTS    CHARGE
YEAR            VALUE           AMOUNT          LIQUIDATED  -----------------
                                                            PERCENT    AMOUNT
-----------------------------------------------------------------------------
1               55,000          5,000(a)        50,000      6%         3,000
3               50,500          5,000(b)        45,500      5%         2,275
5               60,000          10,000(c)       50,000      3%         1,500
7               70,000          20,000(d)       50,000      0%             0

(a) During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total purchase payments made under the contract less any prior partial withdrawals in that contract year. In the first contract year the earnings under the contract and 10% of purchase payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 purchase payment is liquidated and the withdrawal charge is assessed against such liquidated purchase payment (contract value less free withdrawal amount).

(b) In the example for the third contract year, the accumulated earnings of $500 is less than 10% of purchase payments, therefore the free withdrawal amount is equal to 10% of purchase payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to purchase payments liquidated (contract value less free withdrawal amount).

(c) In the example for the fifth contract year, the accumulated earnings of $10,000 is greater than 10% of purchase payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the purchase payments liquidated (contract value less free withdrawal amount).

(d) There is no withdrawal charge on any purchase payments liquidated that have been in the contract for at least 6 years.


Example 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000, and $8,000.


HYPOTHETICAL   PARTIAL         FREE          PURCHASE      WITHDRAWAL
CONTRACT       WITHDRAWAL      WITHDRAWAL    PAYMENTS      CHARGE
VALUE          REQUESTED       AMOUNT        LIQUIDATED    -----------------
                                                            PERCENT    AMOUNT
-----------------------------------------------------------------------------
65,000         2,000           15,000(a)         0          5%           0
49,000         5,000            3,000(b)     2,000          5%         100
52,000         7,000            4,000(c)     3,000          5%         150
44,000         8,000                0(d)     8,000          5%         400

(a) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated purchase payments (accumulated earnings), or 10% of purchase payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of purchase payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no purchase payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the free withdrawal amount is limited to 10% of purchase payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated purchase payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of purchase payments less prior withdrawals ($5,000-$2,000-$5,000<0). Hence the free withdrawal amount is $4,000.
     Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $45,000.

(d) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of purchase payments ($5,000) has already been utilized. The full amount of $8,000 will result in purchase payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of purchase payments would be available again for withdrawal requests during that year.


                                   APPENDIX B

STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change.  In many jurisdictions there is no tax at all.  For current information, a tax adviser should be consulted.
                                                                                 TAX RATE

                                                                QUALIFIED                       NON-QUALIFIED
STATE                                                           CONTRACTS                         CONTRACTS
--------------------------------------------------------------------------------------------------------------
CALIFORNIA .............................................          .50%                                2.35%
DISTRICT OF COLUMBIA ...................................         2.25%                                2.25%
KANSAS .................................................          .00                                 2.00%
KENTUCKY ...............................................         2.00%                                2.00%
MAINE ..................................................          .00                                 2.00%
MICHIGAN ...............................................          .00075%                              .00075%
MISSISSIPPI ............................................          .00                                 1.00%
NEVADA .................................................          .00                                 3.50%
PENNSYLVANIA ...........................................          .00                                 2.00%
PUERTO RICO ............................................         1.00%                                1.00%
SOUTH DAKOTA ...........................................          .00                                 1.25%
TEXAS ..................................................          .04%                                 .04%
WEST VIRGINIA ..........................................         1.00%                                1.00%
WYOMING ................................................          .00                                 1.00%

                                   APPENDIX C

PRIOR CONTRACTS

     Prior to October, 1993, the Company issued two classes of variable annuity contracts which are no longer being issued but under which purchase payments may continue to be made ("prior contracts") -- "Ven 3" contracts, which were sold during the period from November 1986 until October, 1993, and "Ven 1" contracts, which were sold during the period from June 1985 until June 1987.

     The principal differences between the contract offered by this Prospectus and the prior contracts relate to the investment options available under the contracts, charges made by the Company and death benefit provisions.

     Owners of Ven 3 and Ven 1 contracts may be eligible to exchange their contracts for a new contract or to add an enhanced death benefit endorsement to their contracts. See " Exchange Offer" and " Enhanced Death Benefit Option" in the Prospectus.

INVESTMENT OPTIONS

     The Ven 3 and Ven 1 contracts do not provide for a fixed-dollar accumulation prior to the maturity date. Thus the descriptions in this Prospectus of the Fixed Account Investment Options, loan provisions, Guarantee Plus Program and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the fixed account investment options, are not applicable to the prior contracts. Ven 1 differs further in that only three of the thirteen sub-accounts of the Variable Account are available for the investment of contract values, namely, the Equity Sub-Account, the Investment Quality Bond Sub-Account and the Money Market Sub-Account.

WITHDRAWAL CHARGES

     The withdrawal charges under the prior contracts differ from the withdrawal charges described in this Prospectus.

Ven 3 Withdrawal Charge.

     The withdrawal charge assessed under the Ven 3 contract is as follows:

     If a withdrawal is made from the contract before the maturity date, a 5% withdrawal charge (contingent deferred sales charge) may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

     1. Withdrawals are allocated to purchase payments on a first-in-first-out basis. Each time a contract owner requests a withdrawal, whether or not a withdrawal charge is assessed, the Company will liquidate purchase payments equal to the amount requested in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc... until all purchase payments have been liquidated. Once all purchase payments have been liquidated, additional withdrawals will be allocated to the remaining contract value.

     2. A withdrawal charge will be assessed against purchase payments liquidated in excess of the free withdrawal amount. The free withdrawal amount in any contract year is the greater of: (i) 10% of the contract value at the beginning of the contract year, or (ii) 10% of the total purchase payments made in the current contract year and the preceding 4 contract years plus the amount of all unliquidated purchase payments made 5 or more contract years prior to the current contract year. Therefore, no withdrawal charge will apply to any purchase payment that has been in the contract for at least 5 years. After all purchase payments have been liquidated, any remaining contract value (accumulated earnings) may be withdrawn free of charge.

     3. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. The withdrawal charge is deducted from the contract value by canceling accumulation units of a value equal to the charge and is deducted from each investment account ("subdivision") in proportion to the amount withdrawn from each investment account. In the case of a partial withdrawal the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

     4. Under no circumstances will the total of all withdrawal charges exceed 5% of total purchase payments.

     There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. There is also no withdrawal charge on amounts applied to an annuity option at the maturity date, as provided in the contract.

Ven 1 Withdrawal Charge.

     The withdrawal charge ("surrender charge") assessed under the Ven 1 contract is as follows:

     If a contract is surrendered, in whole or in part, before the maturity date, a withdrawal charge may be assessed. The amount of the withdrawal charge and when it is assessed are discussed below:

     The withdrawal charge is 5% of the lesser of (1) the amount surrendered or
(2) the total of all purchase payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first contract year, no withdrawal charge will be made on that part of the first surrender in any contract year which does not exceed 10% of the contract value computed as of the date of such surrender.
The right to surrender up to 10% of the contract value free of any withdrawal charge does not apply to qualified contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner. Under no circumstances will the total of all withdrawal charges exceed 9% of total purchase payments.

     The withdrawal charge will be deducted from the contract value by canceling accumulation units of a value equal to the charge. It will be made from each investment account in proportion to the amount withdrawn from such investment account.

OTHER CONTRACT CHARGES

     The Ven 1 contract provides for the deduction from each sub-account each valuation period of a charge at an effective annual rate of 1.30% of the contract reserves allocated to such sub-account, consisting of .8% for the mortality risk assumed by the Company and .5% for the expense risk assumed by the Company. However, there is no administration charge under the Ven 1 contract other than the $30 annual administration fee.

DEATH BENEFIT PROVISIONS

Ven 3 Death Benefit Provisions

     The provisions governing the death benefit prior to the maturity date under the Ven 3 contract are as follows:

     Death of Owner.   The Company will pay a minimum death benefit to the
beneficiary if the contract owner is the annuitant and dies before the maturity date. If the contract owner is not the annuitant and the contract owner dies before the annuitant and before the maturity date (or the contract owner is the annuitant and there is a surviving co-annuitant), instead of a minimum death benefit, the Company will distribute the contract owner's entire interest in the contract (the contract value determined on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office) to the contract owner's estate or to a successor owner. Distributions to a beneficiary, successor owner, or estate, as appropriate, will be made no later than 5 years after the contract owner's death, unless (1) the contract owner's spouse is the beneficiary or successor owner (in which case the spouse will be treated as the owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or (2) the distribution is made to the beneficiary or successor owner who is an individual, begins not later than a year after the contract owner's death, and is made over a period not greater than the life expectancy of that beneficiary or successor owner.

     Death of Annuitant. A minimum death benefit will be paid to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is a co-annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant.

     Entity as Owner. If the contract is not owned by an individual, for example, if it is owned by a corporation or a trust, the special rules stated in this paragraph apply. A change in the annuitant shall be treated as the death of the owner for purposes of these special distribution rules and the Company will distribute the contract owner's entire interest in the contract. Distributions to the contract owner or to the beneficiary, as appropriate, will be made not later than 5 years after the annuitant's death, unless (1) the annuitant's spouse is the beneficiary (in which case the spouse will be treated as the contract owner and distribution will be made no later than the date on which distribution would be required in accordance with this paragraph after the death of the spouse), or (2) the distribution is made to a beneficiary who is an individual, begins not later than a year after the annuitant's death, and is made over a period not greater than the life expectancy of that beneficiary.

     General Provisions. If there is more than one individual contract owner, death benefits must be paid as provided in the contract upon the death of any such contract owner.

     If there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of the annuitant or any individual contract owner, whichever occurs earlier.

     Due proof of death and all required claim forms are required upon the death of the contract owner or annuitant.

     During the first five contract years, the minimum death benefit payable to a beneficiary upon death of the annuitant is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent five contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous five contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. The death benefit will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed.

Ven 1 Death Benefit Provisions

     The death benefit provisions of the Ven 1 contract are as described above for the Ven 3 contract except that (i) the Ven 1 contract does not provide for the designation of successor owners or co-annuitants or changes of annuitants and (ii) the Ven 1 contract does not make special adjustments to the minimum death benefit for subsequent five contract year periods. The Enhanced Death Benefit is not available for the Ven 1 contract.

OTHER CONTRACT PROVISIONS

Transfers

     Under Ven 3 and Ven 1 contracts, owners may transfer all or part of their contract value to a fixed annuity contract issued by the Company at any time. In such case, the Company will waive any withdrawal charge that would otherwise be applicable under the terms of the contract. Similarly, the Company will permit holders of such fixed contracts to transfer certain contract values to the Variable Account. In such case, the contract values transferred will be attributable to certain purchase payments made under the fixed contract. For purposes of calculating the withdrawal charge under the contract, the contract date will be deemed to be the date of the earliest purchase payment transferred from the fixed contract and the date of other purchase payments transferred will be deemed to be the dates actually made under the fixed contract. A transfer of all or a part of the contract value from one contract to another may be treated as a distribution of all or a part of the contract value for Federal tax purposes.

     Under the Ven 1 contract, a contract owner may transfer prior to the maturity date amounts among investment accounts of the contract without charge, but such transfers cannot be made on more than two occasions in any contract year. After annuity payments have been made for at least 12 months under a Ven 1 contract, all or a portion of the assets held in a sub-account with respect to the contract may be transferred by the annuitant to one or more other sub-accounts. Such transfers can be made only once each 12 months upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply.

Annuity Option Provisions

     Under Ven 3 and Ven 1 contracts, there is no prescribed maturity date that will govern in the absence of contract owner selection. The owner must select a maturity date in the application. If no annuity option is selected by the owner of a Ven 3 or Ven 1 contract, the automatic option will be on a variable, not fixed, basis.

     Ven 3 and Ven 1 contracts require a minimum contract value in order to effect an annuity -- $2,000 for a Ven 3 contract and $5,000 for a Ven 1 contract, except for certain qualified Ven 1 contracts where the minimum is $3,500. Ven 3 and Ven 1 contracts prescribe no minimum amount for the first annuity payment but reserve the right to change the frequency of annuity payments if the first annuity payment would be less than $50.

Purchase Payments

     The provisions governing purchase payments under Ven 1 contracts are as follows: For qualified contracts, the minimum purchase payment is $25. For nonqualified contracts, the minimum initial purchase payment is $5,000 and the minimum subsequent purchase payment is $300. The Company may refuse to accept any purchase payment in excess of $10,000 per contract year.

Annuity Rates

     The annuity rates guaranteed in the Ven 1 contract differ from those guaranteed in the Ven 7 and Ven 3 contracts for annuitants of certain ages.

EXPENSE SUMMARY

     The following table and example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the separate account and the underlying portfolio company. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Appendix (see "Other Contract Charges") and in the Prospectus (see "Charges and Deductions"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.

CONTRACT OWNERS TRANSACTION EXPENSES

     Ven 1 and Ven 3 Contracts

     Deferred sales load (as percentage of purchase payments)

                       NUMBER OF COMPLETE YEARS      WITHDRAWAL CHARGE
                          PURCHASE PAYMENT IN             PERCENTAGE
                                CONTRACT
                        -----------------------------------------------

                                  0                        5%
                                  1                        5%
                                  2                        5%
                                  3                        5%
                                  4                        5%
                                  5+                       0%


                           Ven 1 and Ven 3 Contracts

ANNUAL CONTRACT FEE .................................................$30

                                Ven 1 Contracts

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)


Mortality and expense risk fees ................................... 1.30%

Total Separate Account Annual Expenses ............................ 1.30%

                                Ven 3 Contracts

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees .................................... 1.25%
Administration fee - asset based ................................... 0.15%

Total Separate Account Annual Expenses ............................. 1.40%


                           Ven 1 and Ven 3 Contracts

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

See "Summary - Trust Annual Expenses" in the Prospectus.

                                Ven 1 Contracts


EXAMPLE

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:


TRUST PORTFOLIO                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------
Equity ...................        74        118       171         256
Investment Quality Bond ..        73        116       167         248
Money Market .............        71        111       158         228

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:



TRUST PORTFOLIO                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------
Equity ...................        23        70        119         256
Investment Quality Bond ..        22        67        115         248
Money Market .............        20        61        106         228


                                Ven 3 Contracts
EXAMPLE

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:


TRUST PORTFOLIO                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------
Global Equity .................   $72       $128      $186        $290
Pasadena Growth................    71        125       181         280
Equity ........................    70        121       174         267
Value Equity ..................    70        122       176         270
Growth and Income .............    70        121       173         265
International Growth and Income    74        133       ---         ---
Strategic Bond ................    71        123       178         274
Global Government Bond ........    71        125       180         279
Investment Quality Bond .......    69        119       170         258
U.S. Government Securities ....    69        118       169         255
Money Market ..................    67        114       161         239
Aggressive Asset Allocation ...    70        123       177         272
Moderate Asset Allocation .....    70        122       175         268
Conservative Asset Allocation .    70        122       176         270


A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


TRUST PORTFOLIO                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------
Global Equity ..................  $26        $80      $136        $290
Pasadena Growth ................   25         77       131         280
Equity .........................   24         73       124         267
Value Equity ...................   24         74       126         270
Growth and Income ..............   23         72       123         265
International Growth and Income    28         85       ---         ---
Strategic Bond .................   24         75       128         274
Global Government Bond .........   25         76       130         279
Investment Quality Bond ........   23         70       120         258
U.S. Government Securities .....   22         69       119         255
Money Market ...................   21         64       111         239
Aggressive Asset Allocation ....   24         74       127         272
Moderate Asset Allocation ......   24         73       125         268
Conservative Asset Allocation ..   24         74       126         270

                       TABLE OF ACCUMULATION UNIT VALUES

                                Ven 3 Contracts


                                               UNIT VALUE
                                                AT START               UNIT VALUE AT      NUMBER OF UNITS
YEAR ENDED 12/31                                OF YEAR                END OF YEAR         AT END OF YEAR
---------------------------------------------------------------------------------------------------------
Equity Sub-account

 1987 ............................              $10.000000*              $8.144663           4,242,221.369
 1988 ............................                8.144663                9.695125          13,563,655.062
 1989 ............................                9.695125               12.208846           1,443,222.778
 1990 ............................               12.208846               10.618693           2,192,929.561
 1991 ............................               10.618693               12.349952           3,748,439.163
 1992 ............................               12.349952               13.143309           4,354,245.114
 1993 ............................               13.143309               15.075040           4,165,733.576
 1994 ............................               15.075040               14.786831           2,684,785.345

Pasadena*****

 1992 ............................               10.000000                9.923524             356,487.848
 1993 ............................                9.923524                9.413546             586,908.649
 1994 ............................                9.413546                8.837480             576,875.573

Value Equity******

 1993 ............................               10.000000               11.175534             251,822.076
 1994 ............................               11.175534               11.107620             562,603.632

Growth and Income Sub-account****

 1991 ............................               10.000000               10.973500           1,530,130.493
 1992 ............................               10.973500               11.927411           2,211,083.415
 1993 ............................               11.927411               12.893007           2,248,648.359
 1994 ............................               12.893007               13.076664           2,043,186.985

Strategic Bond******

 1993 ............................               10.000000               10.750617             163,195.638
 1994 ............................               10.750617                9.965972             181,540.594

Investment Quality Bond Sub-account (formerly Bond Sub-account)

 1987 ............................              $10.000000*             $10.357400           2,234,030.945
 1988 ............................               10.357400               10.937890          10,253,483.698
 1989 ............................               10.937890               12.008936           1,924,256.679
 1990 ............................               12.008936               11.517610           1,423,403.443
 1991 ............................               11.517610               13.183268           1,720,219.933
 1992 ............................               13.183268               13.936240           1,572,065.442
 1993 ............................               13.936240               15.118716           1,119,425.316
 1994 ............................               15.118716               14.216516             841,610.498

U.S. Government  Securities Sub-account (formerly  U.S. Gov. Bond Sub-account)

 1988 ....................................     $10.000000**              $9.702201              10,203.403
 1989 ....................................       9.702201                10.826483             300,163.430
 1990 ....................................      10.826483                11.596537             366,010.353
 1991 ....................................      11.596537                13.037076             720,491.624
 1992 ....................................      13.037076                13.651495           1,938,232.553
 1993 ....................................      13.651495                14.490734           1,478,270.571
 1994 ....................................      14.490734                14.111357             909,659.824

Money Market Sub-account

 1987 ....................................     $10.000000*              $10.317570             510,079.365
 1988 ....................................      10.317570                10.865066             983,327.102
 1989 ....................................      10.865066                11.634481           1,480,696.936
 1990 ....................................      11.634481                12.364687           4,430,249.555
 1991 ....................................      12.364687                12.890414           2,754,467.033
 1992 ....................................      12.890414                13.137257           2,138,783.498
 1993 ....................................      13.137257                13.303085           1,659,478.414
 1994 ....................................      13.303085                13.623292           3,357,660.681

Global Equity Sub-account

 1988 ....................................     $10.000000**             $10.038462             187,978.790
 1989 ....................................      10.038462                12.259530           1,599,855.768
 1990 ....................................      12.259530                10.827724           2,578,853.673
 1991 ....................................      10.827724                12.044260           2,395,298.635
 1992 ....................................      12.044260                11.790318           2,262,222.969
 1993 ....................................      11.790318                15.450341           3,100,733.209
 1994 ....................................      15.450341                15.500933           3,543,341.154

Global Government Bond Sub-account

 1988 ....................................     $10.000000**             $10.097842             108,831.804
 1989 ....................................      10.097842                10.404562             300,163.262
 1990 ....................................      10.404562                11.642912             470,980.068
 1991 ....................................      11.642912                13.302966             692,920.988
 1992 ....................................      13.302966                13.415849             976,794.214
 1993 ....................................      13.415849                15.741586           1,551,958.318
 1994 ....................................      15.741586                14.630721           1,018,783.920

Conservative Asset Allocation Sub-account

 1989 ....................................     $10.000000***            $10.052759          11,861,277.612
 1990 ....................................      10.052759                 9.531831          10,705,080.076
 1991 ....................................       9.531831                11.166459           8,708,253.007
 1992 ....................................      11.166459                11.821212           7,777,630.143
 1993 ....................................      11.821212                12.705196           6,463,981.799
 1994 ....................................      12.705196                12.298940           4,556,265.387



Moderate Asset Allocation Sub-account

1989 ....................................     $10.000000***             $9.973206           2,137,590.858
1990 ....................................       9.973206                 9.221559          23,978,405.670
1991 ....................................       9.221559                11.023964          22,330,124.078
1992 ....................................      11.023964                11.772128          20,887,367.134
1993 ....................................      11.772128                12.775798          17,512,695.707
1994 ....................................      12.775798                12.396295          12,484,174.615

Aggressive Asset Allocation Sub-account

1989 ....................................     $10.000000***             $9.824046           7,476,667.034
1990 ....................................       9.824046                 8.982210           6,387,718.448
1991 ....................................       8.982210                10.891189           6,407,235.310
1992 ....................................      10.891189                11.623893           6,026,587.849
1993 ....................................      11.623893                12.642493           5,042,331.574
1994 ....................................      12.642493                12.381395           3,562,197.567


*          Commencement of operations May 4, 1987
**         Commencement of operations March 18, 1988
***        Commencement of operations August 3, 1989
****       Commencement of operations April 23, 1991
*****      Commencement of operations December 11, 1992
******     Commencement of operations February 19, 1993

                                Ven 1 Contracts

                                               UNIT VALUE
                                                AT START               UNIT VALUE AT      NUMBER OF UNITS
YEAR ENDED 12/31                                OF YEAR                END OF YEAR         AT END OF YEAR
---------------------------------------------------------------------------------------------------------
Equity Sub-account

1985 .............                            $10.000000*               $10.734987             385.265
1986 .............                             10.734987                 12.558028           4,651.489
1987 .............                             12.558028                 13.248428         179,246.825
1988 .............                             13.248428                 15.787546         146,228.732
1989 .............                             15.787546                 19.902359         108,382.617
1990 .............                             19.902359                 17.329021          93,278.975
1991 .............                             17.329021                 20.176180          88,873.664
1992 .............                             20.176180                 21.495619          39,451.366
1993 .............                             21.495619                 24.681624          29,876.682
1994 .............                             24.681624                 24.235928          24,893.636

                                               UNIT VALUE
                                                AT START               UNIT VALUE AT      NUMBER OF UNITS
YEAR ENDED 12/31                                OF YEAR                END OF YEAR         AT END OF YEAR
---------------------------------------------------------------------------------------------------------
Investment Quality Bond Sub-account (formerly called Bond Sub-account)
1985 ...................                      $10.000000**              $10.455832                157.237
1986 ...................                       10.455832                 11.689643              2,426.738
1987 ...................                       11.689643                 11.841366            164,289.054
1988 ...................                       11.841366                 12.518584            157,248.809
1989 ...................                       12.518585                 13.759270            113,311.078
1990 ...................                       13.759270                 13.210721            100,560.220
1991 ...................                       13.210721                 15.137617             75,660.271
1992 ...................                       15.137617                 16.019604             38,307.149
1993 ...................                       16.019604                 17.397685             25,428.550
1994 ...................                       17.397685                 16.377174             17,796.020

Money Market Sub-account

1985 ...................                      $10.000000***             $10.199136                108.287
1986 ...................                       10.199136                 10.647679                116.902
1987 ...................                       10.647679                 11.156548             69,537.264
1988 ...................                       11.156548                 11.761294             40,025.230
1989 ...................                       11.761294                 12.607783             43,520.107
1990 ...................                       12.607783                 13.413682             41,671.105
1991 ...................                       13.413682                 13.999175             35,261.861
1992 ...................                       13.999175                 14.282708              9,873.140
1993 ...................                       14.282708                 14.478685              5,683.780
1994 ...................                       14.478685                 14.843213              4,598.398


*       Commencement of operations July 1, 1985
**       Commencement of operations August 6, 1985
***     Commencement of operations August 23, 1985